KEELEY FUNDS, INC.

Supplement dated April 20, 2012 to the

Registration Statement dated January 31, 2012

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information of the Keeley Funds, Inc. (the “Corporation”).

The following table replaces in its entirety the table titled “Annual Fund Operating Expenses” in the section “KEELEY Mid Cap Dividend Value Fund—Fees and Expenses of the Fund” on page 22 of the Corporation’s prospectus:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	Class A (KMDVX)	Class I (KMDIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses(a)	1.27%	1.27%
Total Annual Fund Operating Expenses	2.52%	2.27%
Fee Waiver and/or Expense Reimbursement(b)	(1.13)%	(1.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.14%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	Keeley Asset Management Corp. (the “Adviser”) has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waivers are in effect through January 31, 2013 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.